UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2022

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 309-7700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HIL	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in  the Current Report on Form 8-K filed by Hill International, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on August 29, 2022, the Company entered into an Amended and Restated Agreement and Plan of Merger, dated as of August 26, 2022 (the “Merger Agreement”), by and among the Company, Global Infrastructure Solutions Inc., a Delaware corporation (“Parent”), and Liberty Acquisition Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as the surviving corporation and an indirect wholly owned subsidiary of Parent. On December 27, 2022 (the “Closing Date”), the Merger became effective.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On December 27, 2022, in connection with the consummation of the Merger, the Company prepaid in full all amounts owing and terminated all lending commitments under (i) the U.S. Credit Agreement, dated as of September 26, 2014, among the Company, as borrower, Société Générale, as administrative agent and collateral agent, the other lenders party thereto, and certain subsidiaries of the Company and (ii) the International Credit Agreement, dated as of September 26, 2014, among Hill International N.V., a wholly owned subsidiary of the Company (“Hill N.V.”), as borrower, Société Générale, as administrative agent and collateral agent, the other lenders party thereto, and certain subsidiaries of Hill N.V.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (A) shares of Common Stock (1) held in the treasury of the Company or (2) owned by Parent or Merger Sub or any direct or indirect wholly owned subsidiaries of Parent, Merger Sub or the Company (collectively, the “Excluded Shares”) and (B) the Appraisal Shares (as defined in the Merger Agreement), was automatically converted into the right to receive an amount in cash equal to $3.40, without interest (such amount of cash, the “Merger Consideration”). Each share of Common Stock to be converted into the right to receive the Merger Consideration was automatically be cancelled and ceased to exist as of the Effective Time. Each Excluded Share was cancelled without any consideration therefor and ceased to exist as of the Effective Time.

In addition, at the Effective Time, pursuant to the applicable Company stock incentive plan, each (i) restricted stock unit award covering shares of Common Stock (“Company RSU”), (ii) deferred stock unit award covering shares of Common Stock (“Company DSU”), (iii) option to purchase shares of Common Stock (“Company Option”), and (iv) restricted stock award (the “Company Restricted Stock” and together each Company RSU, Company DSU and Company Option, the “Company Compensatory Award”), that was outstanding and unvested immediately prior to the Effective Time became vested and was settled in cash, without interest, in an amount equal to the product of (x) the aggregate number of shares of Common Stock subject to each such Company Compensatory Award as of the Effective Time and (y) the excess, if any, of the Merger Consideration over any per share exercise or purchase price of such Company Compensatory Award immediately prior to such cancellation.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that (i) trading of Common Stock be suspended prior to the opening of trading on the Closing Date and that (ii) the NYSE file with the SEC a notification of removal from listing on Form 25 in order to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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The Common Stock ceased trading on the NYSE effective prior to the opening of trading on the Closing Date. After the effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, at the Effective Time, the Company became a wholly-owned subsidiary of Parent and, accordingly, a change in control of the Company occurred.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, as of the Effective Time, the following persons became directors of the Company: Jeffrey M. Kissel, Richard C. Lee and Deborah S. Butera. The following persons, who were directors of the Company immediately prior to the Effective Time, voluntarily resigned from the board of directors of the Company (the “Board”) and the committees of the Board on which they served, if any, at the Effective Time: David Sgro, Raouf S. Ghali, Paul J. Evans, Grant G. McCullagh, James B. Renacci and Sue Steele.

In accordance with the terms of the Merger Agreement, effective upon the consummation of the Merger, the officers of the Company immediately prior to the Effective Time continue to be the officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As of the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

As of the Effective Time, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 8.01.	Other Events.

On the Closing Date, the Company issued a press release announcing the consummation of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of August 26, 2022, among Hill International, Inc., Global Infrastructure Solutions Inc. and Liberty Acquisition Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 29, 2022).

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Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Hill International, Inc.

3.2	Amended and Restated Bylaws of Hill International, Inc.

99.1	Press Release dated December 27, 2022.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* The Company Disclosure Schedule and other Schedules attached to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Date: December 27, 2022	Title:	Executive Vice President and Chief Administrative Officer

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